UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

         Date of Report (Date of earliest event reported): July 6, 2005

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Washington                    000-29829                 91-1815009
   (State or other jurisdiction     (SEC File Number)         (IRS Employer
of incorporation or organization)                            Identification No.)


                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870

               (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

            Pacific Financial Corporation ("Pacific") is furnishing information in accordance with Regulation FD regarding its financial results for the six months ended June 30, 2005. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in any such filing.

            Pacific's net income for the six months ended June 30, 2005, was $2,785,405, or $0.43 per share compared to $0.44 per share for the previous six month period. The decrease is primarily related to the provision for loan losses of $600,000 for the six months ended June 30, 2005 compared to $370,000 for the same period of the prior year.

            Net interest income for the six months ended June 30, 2005, increased $1,550,767 to $10,640,011 compared to the same period of the prior year. The increase is attributable primarily to a $2,743,044 increase in interest income, while interest expense increased $1,192,277.

            Non-interest income increased $475,608 to $1,919,799 for the six months ended June 30, 2005, compared to the same period of the prior year, while non-interest expense increased $1,776,090 to $7,979,405. The increases are primarily related to the acquisition of BNW Bancorp, Inc. effective February 27, 2004 and increased personnel, occupancy costs and professional fees.

            The federal income tax provision for the six months ended June 30, 2005, was $1,195,000, compared to $1,159,000 for the six months ended June 30, 2004.

            Pacific's unaudited consolidated balance sheets at June 30, 2005 and June 30, 2004, and unaudited consolidated statements of operations and selected performance ratios for the six months ended June 30, 2005 and 2004, follow.

                          PACIFIC FINANCIAL CORPORATION
                           Consolidated Balance Sheet
                                   (unaudited)

                                           6-30-05         6-30-04

      Cash & due from banks             $ 19,793,897     $ 14,135,445
      Taxable securities                  24,631,711       31,968,239
      Non-taxable securities              16,366,296       18,590,830
      Fed funds sold                       7,000,000                0

         Loans held for sale               6,559,323        5,463,775
         Real estate                     233,377,475      217,290,877
         Commercial                      112,227,048       98,857,709
         Installment                      11,355,090        9,375,273
         Overdrafts                          347,538          862,556
                                        ------------     ------------
         Gross loans                     363,866,474      331,850,190
         Less: Loan loss reserve           4,842,219        3,761,041
                                        ------------     ------------
      Net loans                          359,024,255      328,089,149

      Premises and equipment - net         7,718,835        6,625,735
      Goodwill & core deposit             12,098,459       11,884,067
      intangible
      Other real estate owned                 40,141           83,818
      BOLI & cash surrender life ins       9,216,245        8,857,301
      Other assets                         4,108,448        3,661,855
                                        ------------     ------------

      TOTAL ASSETS                      $459,998,287     $423,914,439
                                        ============     ============

      DEPOSITS:
          Demand                        $ 75,741,243     $ 66,109,566
          NOW                             56,654,941       49,163,909
          Money market                    86,857,920       55,960,887
          Savings                         56,326,614       54,668,718
          Time                           110,105,450      116,642,696
                                        ------------     ------------
      Total deposits                     385,686,168      342,545,776

      Fed. funds purchased                         0       13,527,000
      Other borrowings                    24,500,000       19,729,586
      Other liabilities                    1,899,866        2,697,689
                                        ------------     ------------
      Total liabilities                  412,086,034      378,500,051
                                        ------------     ------------

      Common stock                         6,422,916        3,173,339
      Additional paid-in capital          24,995,668       26,880,135
      Undivided profits                   13,770,710       12,663,693
      Acc. other comprehensive income        (62,446)        (103,899)
      Curr. Period profit/(loss)           2,785,405        2,801,120
                                        ------------     ------------
      Total equity                        47,912,253       45,414,388
                                        ------------     ------------

      TOTAL LIABILITIES & EQUITY        $459,998,287     $423,914,439
                                        ============     ============

                          PACIFIC FINANCIAL CORPORATION
                      Consolidated Statements of Operations
                                   (unaudited)

                                          Six Months Ended June 30,
                                             2005            2004
                                             ----            ----

      Interest on loans                 $ 11,419,541     $  8,746,396
      Fees/late charges on loans           1,303,943        1,071,428
      Interest on investments                963,935        1,217,637
      Interest on fed funds sold             102,688          11,602
                                        ------------     ------------
      Total interest income               13,790,107       11,047,063

      Interest exp. on deposits            2,814,050        1,652,491
      Other interest expense                 336,046          305,328
                                        ------------     ------------
      Total interest expense               3,150,096        1,957,819
                                        ------------     ------------

      Net interest income                 10,640,011        9,089,244
      Less: Prov. for loan losses            600,000          370,000
                                        ------------     ------------
      Net int. income after prov.         10,040,011        8,719,244

      S/C on deposit accounts                169,888          145,503
      Overdraft charges                      535,068          480,107
      Other charges & fees                   180,552          172,765
      Gain on sale                           697,264          388,276
      Other income                           337,027          257,540
                                        ------------     ------------
      Total non interest income            1,919,799        1,444,191

      Salaries and employee benefits       4,930,901        3,753,849
      Occupancy and equipment                948,871          716,373
      Other                                2,099,633        1,733,093
                                        ------------     ------------
      Total operating expenses             7,979,405        6,203,315
                                        ------------     ------------
      Income before taxes                  3,980,405        3,960,120
      Income taxes                         1,195,000        1,159,000
                                        ------------     ------------

      NET INCOME                        $  2,785,405     $  2,801,120
                                        ============     ============

                          PACIFIC FINANCIAL CORPORATION
                           Selected Performance Ratios

                                          Six Months Ended June 30,
                                             2005            2004
                                             ----            ----

      Net interest margin                     5.28%           5.19%
      Efficiency ratio                       62.58%          57.70%
      Return on average assets                1.26%           1.48%
      Return on tangible equity              16.76%          17.56%


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  July 6, 2005                      By:  Denise Portmann
                                               ---------------
                                               Denise Portmann
                                               Chief Financial Officer